Managed Account Series

Advantage Global SmallCap Fund

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Enhanced Equity Fund

Mid Cap Dividend Fund

(each, a “Fund”)

Supplement dated August 30, 2017

to the Prospectus of each Fund (each, a “Prospectus”)

Effective September 5, 2017, each Prospectus is amended as follows:

The fifth paragraph in the section of each Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares” is deleted in its entirety and replaced with the following:

Redemption proceeds will ordinarily remain in a shareholder’s managed account and may be reinvested in shares of a Fund or other securities at the discretion of BIM LLC (or other investment adviser who implements BIM LLC’s investment recommendations). Redemption proceeds will normally be wired to the managed account within two business days after the redemption request is received, but may take up to seven business days, if, in the judgment of a Fund, an earlier payment could adversely affect the Fund. Redemption proceeds that are paid in cash will be sent by wire only; however, shareholders, who are no longer eligible to invest in the Funds may elect to receive their redemption proceeds by check.

Shareholders should retain this Supplement for future reference.

PRO-ALLMAS-0817SUP